       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2001
                                  Primary Class

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's report for the year ended December 31, 2001.

  Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the Performance Information section of this report.

  PricewaterhouseCoopers LLP, Focus Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2001, are included in this report.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Focus Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. As the new President, he will be writing future letters to you.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First(SM). Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

January 28, 2002

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Legg Mason Focus Trust's cumulative total returns for the fourth quarter and year-end 2001 are shown below with the cumulative total returns of two comparable indices: the Standard & Poor's 500 Stock Composite Index and the Lipper Large-Cap Core Funds Index. In addition, we have provided two-, three-, four-, and five-year average annual returns as of December 31, 2001.

                                    FOURTH        ONE         TWO        THREE        FOUR        FIVE
                                    QUARTER       YEAR       YEARS       YEARS       YEARS        YEARS
--------------------------------------------------------------------------------------------------------
Focus Trust(A)                      +23.5%        -6.6%      -14.9%       -5.0%       +5.0%        +9.4%

S&P 500 Stock Composite Index(B)    +10.7%       -11.9%      -10.5%       -1.0%       +5.7%       +10.7%
Lipper Large-Cap Core Funds
 Index(C)                           +10.3%       -12.8%      -10.1%       -1.2%       +5.2%        +9.6%

---------------

Source: Lipper Inc.

The Fund's investment performance in the fourth quarter was outstanding, outperforming the return of the S&P 500 Stock Composite Index. Unfortunately, even with our strong fourth quarter performance we were unable to post a positive return for the year. However, we did beat our benchmark (S&P 500) and by comparison, Focus Trust finished the year ranked as the thirtieth best performing of the Lipper large-cap core funds.(D) For the year, our net asset value per share declined from $20.21 to $18.88 on December 31, 2001. However, Focus Trust, for the third year in a row, did not saddle shareholders with a taxable capital gains distribution. Our three-year tax-efficiency rating now stands at 100% (standardized after-tax returns for various periods are shown in the Performance Information section of this report).

Overview

  Three months ago, in our third quarter report to shareholders, I explained how difficult the environment was for Focus Trust. After outperforming the major indices for much of the year, Focus Trust fell behind its benchmark in the third quarter, caused largely by the dramatic decline in share prices as a result of the September 11 tragedy. You might recall that when the stock market reopened on September 17, stock prices suffered, in percentage terms, their worst one-week

---------------

(A) Focus Trust Primary Class standardized returns can be found in the Performance Information section of this report.

(B) An unmanaged index of widely held common stocks, generally considered to be representative of the U.S. stock market.

(C) Comprised of the top 30 funds in the Lipper universe of large-cap core funds.

(D) For periods ended December 31, 2001, Focus Trust ranked 30 out of 718 large-cap core funds for one year, 133 out of 328 for five years, and 178 out of 804 from inception (April 17, 1995). Source: Lipper Inc.

decline since the Great Depression. It was a very difficult time for our country and a very stressful time for investors.

  Although I fully recognized and understood the seriousness of the events of September 11, I also believed that our country and our financial system would eventually rebound and stocks would move higher. Of course, the timing of the turnaround was uncertain. My exact words were, "Although we cannot offer any market forecasts of what will happen over the next several days, weeks or months, we do feel confident to expound a view that the stock market will be higher sometime over the next twelve to twenty-four months." The reasoning was based on the factual data (not the emotional data) and included the economic stimulus packages passed by Congress, massive liquidity injected by the Federal Reserve, low interest rates, low inflation, and the extreme depressed level of stock prices.

  As you know, the stock market recovered in the fourth quarter and all the major indices posted significantly higher total returns.

                                    FOURTH QUARTER
                                         2001
--------------------------------------------------
Dow Jones Industrial
  Average(E)                           +13.8%
S&P 500 Index(F)                       +10.7%
Russell 2000 Index(G)                  +21.1%
NASDAQ Composite(H)                    +30.1%

---------------

Source: Lipper Inc.

It was a very impressive rebound by the stock market, particularly on the heels of what has been described as our nation's worst loss since the attack on Pearl Harbor sixty years ago.

  As we begin the New Year, the question is no longer whether we are in a new bull market (we are) or whether the economy will recover (it will). The more important questions are when will the economic recovery take hold and what will be the magnitude of the recovery as it translates into corporate profits and higher stock prices?

  According to The Wall Street Journal, a survey of the fifty-five leading economists in the country expects GDP growth to rise between 1% to 2% in the first half of the

---------------

(E) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(F) An unmanaged index of widely held common stocks, generally considered to be representative of the U.S. stock market.

(G) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

(H) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

year, followed by a stronger 2% to 4% growth in the second half. First Call estimates corporate profits will rise approximately 16% year over year. Against a backdrop of low inflation and low interest rates, this environment bodes very well for stock prices. If the consensus estimate for stronger second half growth is correct, the stock market, which is a discounting mechanism, should begin to advance in the near term.

  We have examined past bear market lows (1974, 1982, 1990) which also coincided with difficult economic environments and learned that, on average, major markets advance off bear market lows with a price gain of about 20% in the first three months of the economic recovery and within twelve months are up on average 35%. Since the bear market low of September 21, 2001, stocks have gained about 20% (right in line with past historical averages), which suggests that between now and the end of the year we might expect an approximate 15% rise in stock prices from these current levels (right in line with First Call's estimates for 2002 earnings growth).

  At present, the signs of an economic recovery are beginning to pop up. The tabulation of economic indicators supplied by Ed Hyman at International Strategy and Investment clearly shows more signs of economic growth than economic weakness. Granted, the evidence is not totally transparent, but the probabilities are rising that the worst is behind us. What we find particularly interesting is the bond market's reaction over the past few weeks. The bond market, which is the weighted average opinion of all those who buy and sell bonds, has priced in a 180 basis point(I) rise in bond yields. This is very telling. Clearly, the bond market vigilantes are expecting the economy to recover and as such are discounting a possible hike in interest rates by the Federal Reserve.

  We think one of the big surprises next year will be a rebound in economic growth without the unusual accompaniment of interest rate hikes. Why do we think that? First, we believe the Federal Reserve will not rush to raise rates for fear of causing the economy to fall back into a recession. But more importantly, we do not believe the Federal Reserve will need to raise interest rates because we believe there will not be a corresponding rise in inflation. According to Alan Greenspan, the economy is still awash in excess capacity; unemployment has trended up, removing the threat of wage increase pressures; and oil prices are stable while commodity prices are weak and declining. The above economic facts are not a recipe for higher inflation.

  For the last twenty years, the Federal Reserve has worked diligently and successfully to remove the inflationary pressures that plagued our economy in the 1970s. As we enter the twenty-first century, it is our opinion that we are entering a new environment of sustainable low inflation. Inflation, in our judgment, will remain surprisingly low principally for three reasons. First, the growing and competitive global landscape will continue to foster low-cost producers who will in turn grow their businesses as the attractive low-cost alternative. Second, price-conscious and

---------------
(I) 100 basis points = 1%.

debt-burdened consumers will forever be on the prowl for the best prices. Today, with the advent of the Internet, finding the lowest price is just a few "clicks" away. Third, technology advances will continue to improve corporate productivity. This in turn will allow companies to grow earnings without the corresponding need to raise prices.

  How will Focus Trust navigate this new environment? As we have discussed before, without the benefit of price increases, companies are now left with unit growth as the primary driver for earnings growth. In the past, a company could grow units at 4% to 6%, raise prices 5% or more and easily generate double-digit earnings per share. But now, without the benefit of price increases, unit growth has become the critical variable. Focus Trust is well positioned as a unit growth portfolio. Not only are we invested in industries (financial services, technology, telecommunications, advertising, media/entertainment, health care, and retail) with high unit growth demand, but we also own companies that have a substantial presence in the global marketplace. To achieve above-average earnings growth, it will be increasingly important that our companies position themselves as global leaders able to take advantage of new markets, where there is a growing demand for their products and services. As an example, our largest holding, Citigroup, now operates in over 100 countries selling consumer and corporate bank services, asset management, and insurance. Focus Trust will continually be attracted to large global businesses that can compete and win in the global economy. As a benchmark, Focus Trust's portfolio of companies now generates, on an average weighted basis, over 50% of their sales in markets outside the U.S.

  In the first few weeks of 2002, it is evident the stock market is anxious to discount an economic recovery. In the rush to be right, we have witnessed an eagerness by market participants to take stock prices higher. But absent sustainable economic evidence of a growing economy, we have also witnessed a market that quickly sells down stocks. Volatility remains high and we expect this back-and-forth motion in stock prices will be common until the economic landscape is more transparent.

  Overall, we believe the major indices will post positive returns this year and for the first time in two years, stocks will outperform bonds and money markets. Although the investment road this year will undoubtedly be bumpy, we believe owning, at fair prices, a portfolio of high quality global growth businesses that generate double-digit earnings will make the journey worthwhile and profitable for our shareholders.

  As always we appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

January 18, 2002

DJIA 9771.85

Performance Information

Legg Mason Focus Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2001

  The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Focus Trust has two classes of shares: Primary Class and Institutional Class. The Institutional Class has not yet commenced operations.

  Focus Trust's standardized after-tax returns for the one-year, five-year, and since-inception periods ended December 31, 2001, are shown in the table below:

                                                                  SINCE
                                                              APRIL 17, 1995
                                          1 YEAR   5 YEARS   (FUND INCEPTION)
-----------------------------------------------------------------------------
Return before taxes                       -6.58%    +9.41%        +11.39%
Return after taxes on distributions
 (pre-redemption)                         -6.58%    +9.05%        +11.06%
Return after taxes on distributions and
 sale of Fund shares (post-redemption)    -4.01%    +7.73%         +9.53%

  THE GRAPH AND TABLE ON PAGE 7 DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Focus Trust -- Primary Class

  ---------------------------------------------------
                      Cumulative      Average Annual
                     Total Return      Total Return
  ---------------------------------------------------
  One Year               -6.58%            -6.58%
  Five Years            +56.75             +9.41
  Since Inception(+)   +106.18            +11.39
  ---------------------------------------------------
  (+) Inception date -- April 17, 1995
  ---------------------------------------------------

[FOCUS TRUST PERFORMANCE LINE GRAPH]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                                 FOCUS TRUST PRIMARY CLASS               COMPOSITE INDEX (A)
                                                                 -------------------------         ---------------------------
4/17/95                                                                   $10000                             $10000
                                                                           10140                              10641
                                                                           10810                              11487
12/31/95                                                                   11229                              12178
                                                                           12385                              12832
                                                                           11983                              13408
                                                                           12485                              13823
12/31/96                                                                   13154                              14975
                                                                           13275                              15376
                                                                           14913                              18062
                                                                           15651                              19413
12/31/97                                                                   16982                              19971
                                                                           19833                              22757
                                                                           20864                              23508
                                                                           17544                              21170
12/31/98                                                                   24025                              25678
                                                                           26756                              26958
                                                                           26515                              28861
                                                                           23971                              27055
12/31/99                                                                   28492                              31081
                                                                           27214                              31794
                                                                           26155                              30949
                                                                           25598                              30650
12/31/00                                                                   22071                              28251
                                                                           20345                              24902
                                                                           21830                              26359
                                                                           16698                              22488
12/31/01                                                                   20618                              24897

---------------

(A) An unmanaged index of widely held common stocks, generally considered to be representative of the U.S. stock market. Index returns are for periods beginning April 30, 1995.

SELECTED PORTFOLIO PERFORMANCE(B)

 Strong performers for the year ended December 31, 2001(C)
-----------------------------------------------------------
   1.     Dell Computer Corporation              +55.9%
   2.     International Business Machines
           Corporation                           +42.3%
   3.     The Home Depot, Inc.                   +11.7%
   4.     Wal-Mart Stores, Inc.                   +8.3%

Weak performers for the year ended December 31, 2001(C)
--------------------------------------------------------
   1.    Nokia Oyj - ADR                       -43.6%
   2.    American Express Company              -35.0%
   3.    Amazon.com, Inc.                      -30.5%
   4.    WPP Group plc - ADR                   -14.2%

(B) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(C) Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2001
----------------------------------------------
None

 Securities sold during the 4th quarter 2001
----------------------------------------------
Eastman Kodak Company

Statement of Net Assets

Legg Mason Focus Trust, Inc.
December 31, 2001
(Amounts in Thousands)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.7%

Capital Goods -- 15.3%
 Electrical Equipment -- 10.3%
 General Electric Company                                          182          $  7,295
 Koninklijke (Royal) Philips Electronics N.V. - ADR                225             6,550
                                                                                --------
                                                                                  13,845
                                                                                --------
 Manufacturing (Diversified) -- 5.0%
 Minnesota Mining and Manufacturing Company (3M)                    57             6,738
                                                                                --------
Consumer Cyclicals -- 18.6%
 Retail (Building Supplies) -- 2.8%
 The Home Depot, Inc.                                               75             3,826
                                                                                --------
 Retail (General Merchandise) -- 2.6%
 Wal-Mart Stores, Inc.                                              60             3,453
                                                                                --------
 Retail (Home Shopping) -- 6.4%
 Amazon.com, Inc.                                                  800             8,656(A)
                                                                                --------
 Services (Advertising/Marketing) -- 6.8%
 WPP Group plc - ADR                                               170             9,163
                                                                                --------
Consumer Staples -- 4.8%
 Entertainment -- 4.8%
 AOL Time Warner Inc.                                              200             6,420(A)
                                                                                --------
Financials -- 29.0%
 Banks (Major Regional) -- 2.7%
 FleetBoston Financial Corporation                                 100             3,650
                                                                                --------
 Financial (Diversified) -- 21.3%
 American Express Company                                          270             9,636
 Citigroup Inc.                                                    250            12,620
 J.P. Morgan Chase & Co.                                           175             6,361
                                                                                --------
                                                                                  28,617
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Insurance Brokers -- 5.0%
 Marsh & McLennan Companies, Inc.                                   63          $  6,716
                                                                                --------
Health Care -- 6.5%
 Health Care (Diversified) -- 3.2%
 Bristol-Myers Squibb Company                                       85             4,335
                                                                                --------
 Health Care (Drugs/Major Pharmaceuticals) -- 3.3%
 Merck & Co., Inc.                                                  75             4,410
                                                                                --------
Technology -- 24.5%
 Communications Equipment -- 5.5%
 Nokia Oyj - ADR                                                   300             7,359
                                                                                --------
 Computers (Hardware) -- 14.1%
 Dell Computer Corporation                                         300             8,154(A)
 International Business Machines Corporation                        90            10,886
                                                                                --------
                                                                                  19,040
                                                                                --------
 Computers (Software/Services) -- 4.9%
 Microsoft Corporation                                             100             6,625(A)
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $134,474)            132,853
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

Goldman, Sachs & Company
 1.76%, dated 12/31/01, to be repurchased at $1,083 on
 1/2/02 (Collateral: $1,104 Fannie Mae mortgage-backed
 securities, 6.5%, due 5/1/30, value $1,110)                  $  1,083             1,083

Legg Mason Focus Trust, Inc.

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

State Street Bank & Trust Company
 1.7%, dated 12/31/01, to be repurchased at $1,083 on
 1/2/02 (Collateral: $1,090 Freddie Mac medium-term notes,
 4.1%, due 9/12/03, value $1,108)                             $  1,083          $  1,083
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $2,166)                            2,166
----------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost -- $136,640)                        135,019
Other Assets Less Liabilities -- (0.3)%                                             (378)
                                                                                --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 7,132 Primary Class shares outstanding                       $161,599
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                 (25,337)
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                  (1,621)
                                                              --------

NET ASSETS -- 100.0%                                                            $134,641
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $18.88
                                                                                  ======
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Operations

Legg Mason Focus Trust, Inc.
For the Year Ended December 31, 2001
(Amounts in Thousands)

-----------------------------------------------------------------------------
Investment Income:
Dividends(A)                                       $ 1,228
Interest                                               204
                                                   -------
      Total income                                                  $  1,432
                                                                    --------
Expenses:
Investment advisory fee                              1,033
Distribution and service fees                        1,476
Audit and legal fees                                    48
Custodian fee                                           76
Directors' fees                                          8
Registration fees                                       28
Reports to shareholders                                 79
Transfer agent and shareholder servicing expense       159
Other expenses                                           1
                                                   -------
                                                     2,908
      Less fees waived                                (103)
                                                   -------
      Total expenses, net of waivers                                   2,805
                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                          (1,373)

Net Realized and Unrealized Gain/(Loss) on
  Investments:
Realized gain/(loss) on investments                 (9,780)

Change in unrealized appreciation/(depreciation)
  of investments                                       101
                                                   -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                (9,679)
-----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(11,052)
-----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $11.

See notes to financial statements.

Statement of Changes in Net Assets

Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

                                                      For the Years Ended
                                                          December 31,
                                                    ------------------------
                                                      2001           2000
----------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                        $ (1,373)      $  (2,199)
Net realized gain/(loss) on investments               (9,780)         (5,335)
Change in unrealized appreciation/(depreciation)
  of investments                                         101         (48,051)
----------------------------------------------------------------------------
Change in net assets resulting from operations       (11,052)        (55,585)
Change in net assets from Fund share transactions    (25,189)        (49,157)
----------------------------------------------------------------------------
Change in net assets                                 (36,241)       (104,742)
Net Assets:
Beginning of year                                    170,882         275,624
----------------------------------------------------------------------------
End of year                                         $134,641       $ 170,882
----------------------------------------------------------------------------
Accumulated net investment income/(loss), end of
  year                                              $     --       $      --
----------------------------------------------------------------------------

See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

Legg Mason Focus Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                  Investment Operations
                                         ----------------------------------------
                             Net Asset      Net        Net Realized      Total
                              Value,     Investment   and Unrealized      From
                             Beginning    Income/     Gain/(Loss) on   Investment
                              of Year      (Loss)      Investments     Operations
---------------------------------------------------------------------------------
Years Ended Dec. 31,
     2001                     $20.21       $(.19)(A)      $(1.14)        $(1.33)
     2000                      26.09        (.26)(A)       (5.62)         (5.88)
     1999                      22.00        (.15)(A)        4.24           4.09
     1998                      16.32        (.06)(A)        6.68           6.62
     1997                      13.01        (.11)(A)        3.89           3.78
---------------------------------------------------------------------------------

(A) Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, would have been 1.97%, 1.93%, 1.93%, 2.71% and 4.04%, respectively.

See notes to financial statements.

           Distributions                                          Ratios/Supplemental Data
    ---------------------------               -----------------------------------------------------------------
       From                                                              Net
        Net                       Net Asset                          Investment                   Net Assets,
     Realized                      Value,               Expenses    Income/(Loss)   Portfolio       End of
      Gain on         Total        End of     Total    to Average    to Average     Turnover         Year
    Investments   Distributions     Year      Return   Net Assets    Net Assets       Rate      (in thousands)
---------------------------------------------------------------------------------------------------------------
       $  --          $  --        $18.88      (6.58)%    1.90%(A)      (.93)%(A)      63%         $134,641
          --             --         20.21     (22.54)%    1.90%(A)      (.96)%(A)      69%          170,882
          --             --         26.09      18.59%     1.90%(A)      (.91)%(A)      14%          275,624
        (.94)          (.94)        22.00      41.47%     1.93%(A)      (.89)%(A)      21%           47,089
        (.47)          (.47)        16.32      29.10%     2.00%(A)      (.74)%(A)      14%            8,093
---------------------------------------------------------------------------------------------------------------

Notes To Financial Statements

Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

  Focus Trust has two classes of shares: Primary Class and Institutional Class. The Institutional Class has not yet commenced operations.

Security Valuation

  Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund adopted the Guide January 1, 2001. The revised Guide requires the Fund to amortize premium and discount on all fixed income securities. There was no impact on the Fund as a result of adopting this accounting principle.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2001, there were no receivables for securities sold or payables for securities purchased.

--------------------------------------------------------------------------------

  For the year ended December 31, 2001, security transactions (excluding short-term investments) were as follows:

Purchases         Proceeds From Sales
-------------------------------------
$90,246                $117,326

Use of Estimates

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  No ordinary income dividends or capital gain distributions were paid during the years ended December 31, 2001 and 2000.

  The tax basis components of net assets at December 31, 2001, were as follows:

Unrealized appreciation                            $ 14,331
Unrealized depreciation                             (22,869)
                                                   --------
Net unrealized appreciation/(depreciation)           (8,538)
Capital loss carryforwards                          (18,420)
Paid-in capital                                     161,599
                                                   --------
Net assets                                         $134,641
                                                   --------

  Pursuant to federal income tax regulations applicable to investment companies, the Fund elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital losses in the amount of $1,770 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the Fund has capital loss carryforwards of $9,931 expiring in 2007, $4,068 expiring in 2008, and $4,421 expiring in 2009.

--------------------------------------------------------------------------------

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income         $ 1,373
Paid-in capital                              (1,373)

  At December 31, 2001, the cost of investments for federal income tax purposes was $143,558.

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under a compensation agreement substantially similar to that with the current adviser.

  LMFA serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

  LMFM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until April 30, 2002, as shown in the chart below:

                                                 Year Ended                    At
                                              December 31, 2001         December 31, 2001
                                              -----------------         -----------------
 Expense           Expense Limitation             Advisory                  Advisory
Limitation          Expiration Date              Fees Waived              Fees Payable
-----------------------------------------------------------------------------------------
   1.90%            April 30, 2002                  $103                      $176

--------------------------------------------------------------------------------

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                     At December 31, 2001
                                     --------------------
Distribution         Service           Distribution and
    Fee                Fee           Service Fees Payable
---------------------------------------------------------
   0.75%              0.25%                  $115

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended December 31, 2001. LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $48 for the year ended December 31, 2001.

  LMFM, LMFA and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2001, the Fund had no borrowings under the Credit Agreement.

6. Fund Share Transactions:

  At December 31, 2001, there were 100,000 shares authorized at $.001 par value for the Primary Class of the Fund. Share transactions were as follows:

                                      Sold            Repurchased          Net Change
                                ----------------   ------------------   -----------------
                                Shares   Amount    Shares    Amount     Shares    Amount
-----------------------------------------------------------------------------------------
Year Ended Dec. 31, 2001         1,210   $23,069   (2,531)  $ (48,258)  (1,321)  $(25,189)
Year Ended Dec. 31, 2000         3,135    74,434   (5,244)   (123,591)  (2,109)   (49,157)

Report of Independent Accountants

To the Shareholders and Directors of
Legg Mason Focus Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Focus Trust, Inc. (hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 28, 2002

Directors and Officers

  The table below provides information about each of the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

------------------------------------------------------------------------------------------------------------------
                                              TERM OF
                                              OFFICE
                                                AND
                               POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                                HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE                    FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
 Curley, John F., Jr.(B)        Chairman     Since      Chairman and     None           Director and/or officer of
 Age 62                         and          1997       Director/                       various other Legg Mason
                                Director                Trustee of all                  affiliates. Retired Vice
                                                        Legg Mason                      Chairman and Director of
                                                        funds                           Legg Mason, Inc. and Legg
                                                        (consisting of                  Mason Wood Walker,
                                                        23 portfolios).                 Incorporated. Formerly:
                                                                                        Director of Legg Mason
                                                                                        Fund Adviser, Inc. and
                                                                                        Western Asset Management
                                                                                        Company (each a registered
                                                                                        investment adviser).
------------------------------------------------------------------------------------------------------------------
 Diaz, Nelson A.                Director     Since      Director/Trustee None           City Solicitor for the
 Age 54                                      2000       of all Legg                     City of Philadelphia.
                                                        Mason funds                     Trustee of Temple
                                                        except Legg                     University and
                                                        Mason Income                    Philadelphia Museum of
                                                        Trust, Inc. and                 Art. Board member of U.S.
                                                        Legg Mason Tax                  Hispanic Leadership
                                                        Exempt Trust,                   Institute and National
                                                        Inc.                            Association for Hispanic
                                                        (consisting of                  Elderly. Formerly:
                                                        18 portfolios).                 Partner, Blank Rome LLP,
                                                                                        Counselors at Law (1997-
                                                                                        2002); General Counsel,
                                                                                        United States Department
                                                                                        of Housing and Urban
                                                                                        Development (1993-1997).
------------------------------------------------------------------------------------------------------------------
 Gilmore, Richard G.            Director     Since      Director/Trustee Director of    Trustee of Pacor
 Age 74                                      1997       of all Legg      CSS            Settlement Trust, Inc.
                                                        Mason funds      Industries,    Formerly: Senior Vice
                                                        (consisting of   Inc.           President, Chief Financial
                                                        23 portfolios).  (diversified   Officer and Director of
                                                                         holding        PECO Energy Co., Inc. (now
                                                                         company that   Exelon Corporation);
                                                                         makes          Director of Finance for
                                                                         seasonal       the City of Philadelphia;
                                                                         decorative     Executive Vice President
                                                                         products).     and Treasurer, Girard Bank
                                                                                        and Vice President of its
                                                                                        parent holding company,
                                                                                        the Girard Company.
------------------------------------------------------------------------------------------------------------------
 Lehman, Arnold L.              Director     Since      Director/Trustee None           Director of The Brooklyn
 Age 57                                      1997       of all Legg                     Museum of Art. Formerly:
                                                        Mason funds                     Director of The Baltimore
                                                        (consisting of                  Museum of Art.
                                                        23 portfolios).
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                          HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE              FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 McGovern, Jill E.        Director     Since      Director/Trustee None           Chief Executive Officer of
 Age 57                                1997       of all Legg                     The Marrow Foundation
                                                  Mason funds                     since 1993. Formerly:
                                                  (consisting of                  Executive Director of the
                                                  23 portfolios).                 Baltimore International
                                                                                  Festival (1991-1993);
                                                                                  Senior Assistant to the
                                                                                  President of The Johns
                                                                                  Hopkins University (1986-
                                                                                  1990).
------------------------------------------------------------------------------------------------------------
 O'Brien, G. Peter        Director     Since      Director/Trustee Director of    Trustee of Colgate
 Age 56                                1999       of all Legg      the Royce      University. President of
                                                  Mason funds      Family of      Hill House, Inc.
                                                  except Legg      Funds          (residential home care).
                                                  Mason Income     (consisting    Formerly: Managing
                                                  Trust, Inc. and  of 17          Director, Equity Capital
                                                  Legg Mason Tax   portfolios);   Markets Group of Merrill
                                                  Exempt Trust,    Renaissance    Lynch & Co. (1971-1999).
                                                  Inc.             Capital
                                                  (consisting of   Greenwich
                                                  18 portfolios).  Funds; and
                                                                   Pinnacle
                                                                   Holdings,
                                                                   Inc.
                                                                   (wireless
                                                                   communi-
                                                                   cations).
------------------------------------------------------------------------------------------------------------
 Rodgers, T.(A)           Director     Since      Director/Trustee None           Principal, T.A. Rodgers &
 Age 67                                1997       of all Legg                     Associates (management
                                                  Mason funds                     consulting). Formerly:
                                                  (consisting of                  Director and Vice
                                                  23 portfolios).                 President of Corporate
                                                                                  Development, Polk Audio,
                                                                                  Inc. (manufacturer of
                                                                                  audio components).
------------------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)      President    Since      Director of      Director of    Executive Vice President
 Age 47                                2001       Legg Mason       the Royce      of Legg Mason, Inc.
                                                  Value Trust,     Family of      Director and/or officer of
                                                  Inc., Legg       Funds          various other Legg Mason
                                                  Mason Special    (consisting    affiliates. Formerly:
                                                  Investment       of 17          Division President and
                                                  Trust, Inc.,     portfolios).   Senior Officer of
                                                  Legg Mason                      Prudential Financial
                                                  Investment                      Group, Inc. and related
                                                  Trust, Inc. and                 companies, including fund
                                                  Legg Mason                      boards and consulting
                                                  Charles Street                  services to subsidiary
                                                  Trust, Inc.;                    companies from 1991 to
                                                  President of                    2000; Partner, Greenwich
                                                  all Legg Mason                  Associates; Vice
                                                  funds                           President, T. Rowe Price
                                                  (consisting of                  Group, Inc.
                                                  23 portfolios).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                          HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE              FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Duffy, Marc R.(D)        Vice         Since      Vice President   None           Associate General Counsel
 Age 44                   President    2000       and Secretary                   of Legg Mason Wood Walker,
                          and                     of all Legg                     Incorporated. Formerly:
                          Secretary               Mason funds                     Senior Associate,
                                                  (consisting of                  Kirkpatrick & Lockhart LLP
                                                  23 portfolios).                 (1996-1999); Senior
                                                                                  Counsel, Securities and
                                                                                  Exchange Commission,
                                                                                  Division of Investment
                                                                                  Management (1989-1995).
------------------------------------------------------------------------------------------------------------
 Karpinski, Marie K.(D)   Vice         Since      Vice President   None           Vice President and
 Age 53                   President    1997       and Treasurer                   Treasurer of Legg Mason
                          and                     of all Legg                     Fund Adviser, Inc. and
                          Treasurer               Mason funds                     Western Asset Funds, Inc.,
                                                  (consisting of                  Treasurer of Pacific
                                                  23 portfolios).                 American Income Shares,
                                                                                  Inc.
------------------------------------------------------------------------------------------------------------

(A) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Fund by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Fund by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.

(D) Officers of the Fund are interested persons (as defined in the 1940 Act).

 ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST
                           BY CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Adviser
                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                      Board of Directors and Officers
                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Nelson A. Diaz
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Dr. Jill E. McGovern
                        G. Peter O'Brien
                        T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                        Boston Financial Data Services
                        Boston, MA

                      Custodian
                        State Street Bank & Trust Company
                        Boston, MA

                      Counsel
                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                      Independent Accountants
                        PricewaterhouseCoopers LLP
                        Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC

                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
2/02